SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2000

COMPUTER TASK GROUP, INCORPORATED
(Exact name of registrant as specified in its charter)

        New York                                 1-9410                              16-0912632
(State or other                                    (Commission File Number)                           (IRS Employer
jurisdiction of incorporation)                                                                                  Identification No.)

800 Delaware Avenue, Buffalo, NY                              14209
(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code (716) 882-8000

                                    Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Matters

        (a)     On October 18, 2000, the Registrant issued the press release that is attached hereto as Exhibit 99, and which is incorporated herein by reference.

        (b)     Exhibits.

        99 - Press Release, dated October 18, 2000, issued by Computer Task Group, Incorporated.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMPUTER TASK GROUP, INCORPORATED
                                            (Registrant)

Date:    October 18, 2000                   By: /s/ Peter P. Radetich
                                                Peter P. Radetich
                                                Secretary and Corporate Counsel